UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2021
AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Iowa	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1	AEL	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	AELPRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	AELPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement
On June 10, 2021, American Equity Investment Life Holding Company (the “Company”) entered into an amendment (the “Amendment”) with Brookfield Asset Management Inc. (“BAM”), Brookfield Asset Management Reinsurance Partners Ltd. (“BAM Re”) and North End Re (Cayman) SPC (“North End Re” and, together with BAM Re and BAM, “Brookfield”), to the Investment Agreement (the “Investment Agreement”), dated as of October 17, 2020, among the Company, BAM and Burgundy Acquisitions I Ltd.
As the Company previously disclosed, the Investment Agreement provided for the issuance and sale by the Company to Brookfield of shares of common stock, par value $1.00 per share, of the Company in two tranches, the latter of which is defined as the “Subsequent Investment” in the Investment Agreement. The Investment Agreement originally provided for an outside termination date of June 17, 2021 if the Subsequent Investment had not occurred on or prior to such date, subject to extension to August 17, 2021 in the event that certain regulatory approvals had not yet been received.
The Amendment changes the outside termination date in the Investment Agreement to August 31, 2021. The outside termination date is also subject to extension to November 30, 2021 if the consummation of the Subsequent Investment is subject only to receipt of certain regulatory approvals with respect to the Subsequent Investment and Reinsurance Agreement (as defined in the Investment Agreement).
The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Investment Agreement, which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 19, 2020, and by reference to the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 8.01  Other Events
On June 7, 2021, American Equity Investment Life Insurance Company submitted a binding reinsurance agreement with North End Re (Cayman) SPC for Iowa Insurance Division regulatory approval. The Company and its affiliates expect to close the reinsurance arrangements by the outside termination date, subject to receipt of required regulatory approvals.
The forward-looking statements in this disclosure, such as “expects,” are based on assumptions and expectations that involve risks and uncertainties, including the “Risk Factors” the Company describes in its U.S. Securities and Exchange Commission filings. Events may differ, and the Company has no obligation to correct or update any of these statements.
Item 9.01.  Financial Statements and Exhibits

Exhibit Number	Description
10.1
Amendment to Investment Agreement, dated June 10, 2021, by and among American Equity Investment Life Holding Company, Brookfield Asset Management Reinsurance Partners Ltd. and North End Re (Cayman) SPC.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

Date: June 10, 2021	By:	/s/ Phyllis Zanghi
Phyllis Zanghi
Executive Vice President and Chief Legal Officer